UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices)(Zip code)
Kevin M. Robinson 2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: June 1, 2012 - August 31, 2012

Item 1.                      Schedule of Investments.
                  Attached hereto.

FMO Fiduciary/Claymore MLP Opportunity Fund
Portfolio of Investments
August 31, 2012 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 162.5%
	Common Stock - 3.0%
	Energy - 3.0%
462,055	Kinder Morgan, Inc.	$ 16,527,708
	(Cost $16,342,413)

	Master Limited Partnerships - 159.5%
	Coal - 3.7%
100,000	Alliance Holdings GP, LP	4,840,000
131,800	Alliance Resource Partners, LP	8,162,374
2,835	Hi-Crush Partners, LP	55,169
177,645	Natural Resource Partners, LP	3,677,251
365,000	Oxford Resource Partners, LP(f)	3,314,200
		20,048,994

	Diversified Gas Infrastructures - 81.3%
208,500	American Midstream Partners, LP	4,053,240
762,287	Copano Energy, LLC(f)	23,394,588
767,997	Crestwood Midstream Partners, LP, Class C(a) (b) (c) (e) (g)	18,472,021
1,313,414	DCP Midstream Partners, LP(f)	56,660,680
563,529	El Paso Pipeline Partners, LP(f)	20,394,115
1,705,150	Energy Transfer Equity, LP(f)	74,941,342
329,237	Energy Transfer Partners, LP(f)	14,065,005
1,363,925	Enterprise Products Partners, LP(f)	72,833,595
205,810	Exterran Partners, LP(f)	4,383,753
381,225	MarkWest Energy Partners, LP(f)	20,243,048
308,425	ONEOK Partners, LP(f)	17,524,709
1,060,858	Regency Energy Partners, LP(f)	24,548,254
318,970	Targa Resources Partners, LP(f)	12,924,664
599,625	TC PipeLines, LP(f)	27,234,967
490,300	Western Gas Partners, LP(f)	23,411,825
635,500	Williams Partners, LP(f)	32,779,090
		447,864,896

	Marine Transportation - 4.4%
853,684	Teekay Offshore Partners, LP (Marshall Islands)(f)	24,236,089

	Midstream Oil Infrastructure - 55.7%
580,312	Buckeye Partners, LP, Class B(a) (b) (c) (e) (g)	27,063,980
246,207	Enbridge Energy Management, LLC(c) (g)	7,664,424
1,211,954	Enbridge Energy Partners, LP(f)	35,704,165
838,605	Genesis Energy, LP(f)	27,103,713
169,725	Holly Energy Partners, LP(f)	11,430,979
693,790	Inergy Midstream, LP	16,165,307
778,409	Kinder Morgan Management, LLC(c) (f) (g)	57,695,675
498,776	Magellan Midstream Partners, LP(f)	41,383,445
182,625	NuStar GP Holdings, LLC(f)	5,564,584
795,751	Plains All American Pipeline, LP(f)	68,856,334
219,675	TransMontaigne Partners, LP	8,026,924
		306,659,530

	Oil and Gas Production - 7.5%
462,537	EV Energy Partners, LP(f)	29,033,447
100,160	LRR Energy, LP	1,806,886
412,346	Pioneer Southwest Energy Partners, LP(f)	10,556,058
		41,396,391

	Propane - 6.9%
1,547,361	Inergy, LP(f)	33,361,103
174,050	NGL Energy Partners, LP	4,419,130
		37,780,233

	Total Master Limited Partnerships - 159.5%
	(Cost $454,565,791)	877,986,133

Principal
Amount	Description	Value
	Term Loans - 0.0%*
630,888	Clearwater Subordinated Note NR(a) (b) (c) (d) (e)	208,193
	(Cost $630,888)

	Total Long-Term Investments - 162.5%
	(Cost $471,539,092)	894,722,034

Number
of Shares	Description	Value
	Short-Term Investments - 4.0%
	Money Market - 4.0%
22,035,798	Dreyfus Treasury & Agency Cash Management - Investor Shares	22,035,798
	(Cost $22,035,798)

	Total Investments - 166.5%
	(Cost $493,574,890)	916,757,832
	Liabilities in excess of Other Assets - (32.0%)	(176,103,134)
	Borrowings - (34.5% of Net Assets or 20.7% of Total Investments)	(190,000,000)
	Net Assets - 100.0%	$ 550,654,698

LLC - Limited Liability Company
LP - Limited Partnership

*	Represents less than 0.1% of net assets.
(a)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.  At August 31, 2012, restricted securities' aggregate market value amounted to $45,744,194 or 8.3% of net assets.

(b)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $45,744,194 which represents 8.3% of net assets.

(c)	Non-income producing security.
(d)	Company has filed for protection in federal bankruptcy court.
(e)	Illiquid security.
(f)
All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding.  As of August 31, 2012, the total amount segregated was $514,637,940.

(g)	While non-income producing, security makes regular in-kind distributions.

See previously submitted notes to financial statements for the period ended May 31, 2012.

% of Long-Term
Sector	Investments
Diversified Gas Infrastructures	50.1%
Midstream Oil Infrastructure	34.3%
Oil and Gas Production	4.6%
Propane	4.2%
Marine Transportation	2.7%
Coal	2.2%
Energy	1.9%

Interest Rate Swap Agreements

					Unrealized
	Termination	Notional			Appreciation/
Counterparty	Date	Amount ($000)	Fixed Rate	Floating Rate	(Depreciation)
Merrill Lynch	1/30/2013	$30,000	3.49%	1 - Month LIBOR	(409,174)
Morgan Stanley	3/19/2013	$30,000	3.13%	1 - Month LIBOR	(483,381)
					$(892,555)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

Restricted Securities
					Price at
	Date of			Fair Market	Acquisition Date	8/31/2012
Security	Acquisition	Shares/Par	Current Cost	Value	(unrestricted)*	Price

Buckeye Partners, LP, Class B	1/18/2011	490,680	$24,491,162	$22,883,827	$68.35	$46.6369
Buckeye Partners, LP, Class B	6/10/2011	89,632	$4,473,762	$4,180,153	$62.28	$46.6369
Clearwater Subordinate Note	9/29/2008	$577,371	$577,371	$190,532	$100.00	$33.00
Clearwater Subordinate Note	1/9/2009	$53,517	$53,517	$17,661	$100.00	$33.00
Crestwood Midstream Partners, LP, Class C	4/1/2011	767,997	$17,004,790	$18,472,021	$30.56	$24.0522
Total			$46,600,602	$45,744,194

*Valuation of unrestricted security on the acquisition date of the restricted shares.

At August 31, 2012, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$451,774,582	$472,437,686	$(7,454,436)	$464,983,250

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity using various observable market inputs. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The following table represents the Fund's investments carried by caption and by level within the fair value hierarchy as of August 31, 2012.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$16,528	$-	$-	$16,528
Master Limited Partnerships:
Coal	20,049	-	-	20,049
Diversified Gas Infrastructures	429,393	18,472	-	447,865
Marine Transportation	24,236	-	-	24,236
Midstream Oil Infrastructure	279,596	27,064	-	306,660
Oil and Gas production	41,396	-	-	41,396
Propane	37,780	-	-	37,780
Term Loans	-	-	208	208
Money Market Fund	22,036	-	-	22,036
Total	$871,014	$45,536	$208	$916,758

Liabilities:
Derivatives	$-	$893	$-	$893
Total	$-	$893	$-	$893

The Level 3 fair value estimate for Clearwater Subordinated Note was determined by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees.  There were various factors considered in reaching a fair value determination including, but not limited to, the following:  the type of security, the Bankruptcy Court approved terms of the bankruptcy settlement, non-public information from the Creditor’s Trust Oversight Committee and the present value of potential future earnings of the investment.

The valuation process for Clearwater Subordinated Note is completed on a monthly basis and is designed to subject the Level 3 valuation to an appropriate level of oversight and review.  For Level 3 securities, the Fund utilizes a Pricing Committee which is comprised of employees responsible for implementing the valuation procedures established by the Fund.  Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, terms of the bankruptcy settlement and other factors.  The preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

Clearwater Natural Resources LP was formed to acquire the interests in Miller Bros. Coal, an owner and producer of coal reserves in Kentucky.  Since its formation, Clearwater acquired additional reserves and operations near its existing operations.  Clearwater filed for bankruptcy in January 2009.  The Fund is an unsecured creditor of Clearwater.

Given the absence of an active market for Clearwater, the Fund has adopted a valuation model which values the investment based on the terms of the bankruptcy settlement for unsecured creditors.  The terms include a 1% royalty payable to unsecured creditors on all tons of coal produced.  After considering these factors, the Fund priced Clearwater Subordinated Note at $0.33 per dollar of par.  Unobservable inputs that could result in a significantly higher or lower fair value measurement include the potential sale of coal royalties to a third party, significant changes in coal production, or significant changes in the value of coal in the market.

The following table presents the activity of the Fund's investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended August 31, 2012.

Level 3 Holdings
Beginning Balance at 11/30/11
Term Loans	234
Total Realized Gain/Loss
Term Loans	(52)
Change in Unrealized Gain/Loss
Term Loans	52
Purchases	-
Sales
Term Loans	(26)
Transfers In	-
Transfers Out	-
Ending Balance 8/31/12
Term Loans	208
Total Level 3 holdings	$208

The transfers in and out of the valuation levels for the Fund as of August 31, 2012 when compared to the valuation levels at the end of previous fiscal year are detailed below.

$(000s)
Transfer from Level 2 to Level 1	$ 10,766

The transfer from Level 2 to Level 1 was the result of Teekay Offshore Partners, LP restricted shares becoming registered and therefore commencing trading on an exchange.

Item 2.                      Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.                      Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:                /s/ Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:            October 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/ Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             October 29, 2012

By:                /s/ John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             October 29, 2012